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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                ------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 24, 2005

                            PVC CONTAINER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       DELAWARE                   0-08791                   13-2616435
    -------------             -------------               -------------
     (State or Other        (Commission File No.)         (I.R.S. Employer
      Jurisdiction                                       Identification No.)
    of Incorporation)

               2 INDUSTRIAL WAY EAST, EATONTOWN, NEW JERSEY 07724
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (732) 542-0060

                                       N/A
                   -----------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 24, 2005, PVC Container Corporation (the "Company") dismissed Ernst & Young LLP ("E&Y") as the independent auditor of the Company effective as of March 28, 2005. The Company has engaged BDO Seidman, LLP ("BDO") as its independent auditor effective as of March 28, 2005. The decision to change independent auditors and the appointment of the new independent auditors was approved by the Audit Committee of the Board of Directors of the Company.

         The audit reports of E&Y on the Company's financial statements for the fiscal years ended June 30, 2004 and June 30, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended June 30, 2004 and June 30, 2003, and through the date of this current report, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to E&Y's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Company's financial statements for such years.

         During the fiscal years ended June 30, 2004 and June 30, 2003, and through the date of this current report, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         During the fiscal years ended June 30, 2004 and June 30, 2003, and through the date of this current report, the Company did not consult with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

         The Company has provided E&Y with a copy of the foregoing disclosure. Attached as an exhibit hereto is a copy of E&Y's letter, dated March 28, 2005, in response to the foregoing disclosure.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

Exhibit
Number       Description
-------      -----------

 16.1 Letter from Ernst & Young LLP to the United States Securities and Exchange Commission, dated March 28, 2005





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 2005

                                           PVC Container Corporation

                                           By /s/ Jeffrey Shapiro
                                              ------------------------
                                              Name:  Jeffrey Shapiro
                                              Title:  Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------

 16.1 Letter from Ernst & Young LLP to the United States Securities and Exchange Commission, dated March 28, 2005